Contract liabilities	12 Months Ended
Jun. 30, 2022
Contract liabilities.
Contract liabilities

16.Contract liabilities

Contract liabilities, which includes deferred revenues, represent the future performance obligations to customers in respect of services or customer activation fees for which consideration has been received upfront and is recognized over the expected term of the customer relationship.

Contract liabilities as at June 30, 2022, June 30, 2021 and July 1, 2020 are below:

$
Opening balance, July 1, 2020	10,820
Revenue deferred during the year	19,776
Deferred revenue recognized as revenue during the year	(20,374)
Additions through business combination (Note 20)	5,532
Ending balance, June 30, 2021	15,754
Revenue deferred during the year	40,272
Deferred revenue recognized as revenue during the year	(42,625)
Additions through business combination (Note 20)	1,666
Ending balance, June 30, 2022	15,067

Contract liabilities - Current	11,580
Contract liabilities - Non-current	3,487
15,067